SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                February 14, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On February 13, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the effective date of the reverse stock split.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.   Exhibit List
           --------   ----------------------------------------------------------

           99.1       Press Release dated February 13, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                   (Registrant)




                                   By: /s/ Matthew O'Leary
                                       ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: February 14, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                                   CONTACT:

Titanium Metals Corporation                              JoAnne A. Nadalin
1999 Broadway, Suite 4300                                Vice President and
Denver, Colorado 80202                                     Corporate Controller
                                                         (303) 296-5659


              TIMET ANNOUNCES EFFECTIVE DATE OF REVERSE STOCK SPLIT

     DENVER, COLORADO . . . February 13, 2003 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that the NYSE had approved its Supplemental Listing Application, which was a prerequisite to effecting TIMET's reverse stock split. The reverse stock split will be effective at 5:00 pm E.S.T. on Friday, February 14, 2003, so, when trading commences on Tuesday, February 18, 2003, it will be on a post-reverse split basis.

     Previously, TIMET announced the exchange ratio for the reverse stock split of one share of post-split common stock for each currently outstanding ten shares of pre-split common stock. No fractional shares of stock will be issued in the reverse split. Any fractional shares held by TIMET stockholders will be paid for by the Company at a price equal to the proportionate average of the closing sales prices of TIMET's common stock (pre-split) for the ten trading days prior to February 14. EquiServe Trust Company, NA is acting as Exchange Agent for the reverse split, and EquiServe will send Letters of Transmittal to TIMET stockholders instructing them on how to exchange their share certificates.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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